Exhibit 99.1

Contacts:
Elise Caffrey	Matthew Lloyd
Investor Relations	Media Relations
iRobot Corp.	iRobot Corp.
(781) 430-3003	(781) 430-3720
ecaffrey@irobot.com	mlloyd@irobot.com

iRobot Reports Fourth-Quarter and Full-Year Financial Results

Home Robot Business Expected to Grow More Than 20 Percent in 2013

BEDFORD, Mass., Feb. 6, 2013 – iRobot Corp. (NASDAQ: IRBT), a leader in delivering robotic technology-based solutions, today announced its financial results for the fourth quarter and full year ended December 29, 2012.

“Our Home Robot business had a phenomenal year with revenue increasing 28 percent over 2011, but as expected, the decline in Defense & Security revenue resulted in lower total company revenue and profit for the year,” said Colin Angle, chairman and chief executive officer of iRobot.

“2012 was a transformational year for our business, and as we enter 2013, we are a different company than we were a year ago. Our business performance over the next few years will be driven by our rapidly growing home technology business. Home Robots is expected to grow roughly 20 percent this year and comprise 90 percent of total company revenue. In addition, we have an emerging remote presence business and have stabilized our defense business.”

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Revenue for the fourth quarter of 2012 was $100.7 million, compared with $130.8 million for the same quarter one year ago. Revenue for the full year 2012 was $436.2 million, compared with $465.5 million for the full year 2011.

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Net loss in the fourth quarter of 2012 was $5.9 million, compared with net income of $10.6 million in the fourth quarter of 2011. Net income for the full year 2012 was $17.3 million, compared with $40.2 million for the same period in 2011.

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Quarterly loss per share was ($0.21), compared with earnings per share of $0.38 in the fourth quarter last year. Full-year earnings per share were $0.61, compared with $1.44 last year. The Q4 and full year results include the negative impact of $0.22 and $0.27, respectively, from restructuring the Defense & Security business and the inclusion of Evolution Robotics, acquired on October 1, 2012.

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Adjusted EBITDA for the fourth quarter of 2012 was $1.0 million, compared with $21.3 million in the fourth quarter of 2011. Adjusted EBITDA for the full year 2012 was $52.5 million, compared with $73.0 million for the same period a year ago.

Business Highlights

•

Full-year domestic Home Robot revenue growth of more than 40 percent, coupled with international revenue growth of 22 percent drove a 28 percent year-over-year increase in full-year home robot revenue. International home robot revenue of $239 million comprised 67 percent of total home robot 2012 revenue.

•

Closed the acquisition of Evolution Robotics (ER) on October 1, 2012. We are on schedule with our integration and ahead of schedule on our planned rollout of ER’s Mint® floor sweeping robot to our international distributors.

iRobot Corporation

8 Crosby Drive, Bedford, MA 01730-1402 • 781.430.3000 • Fax 781.430.3001 • www.irobot.com

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Received a $7 million order from a foreign government for PackBot® systems. International sales are expected to contribute roughly one-third of 2013 product revenue in our Defense & Security business unit.

•	Received FDA approval for RP-VITA, the first self-navigating communications robot for use in hospitals.

•	Our 2013 Home Robot expectations reflect continued strong growth domestically and continuing economic uncertainties in Europe.

Financial Expectations

Management provides the following expectations with respect to the year ending December 28, 2013 and first quarter ending March 30, 2013.

Fiscal Year 2013:
Revenue	$480 - $490 million
Earnings Per Share	$0.57 - $0.72
Adjusted EBITDA	$46 - $52 million

Full-Year 2013 BU Revenue:
Home Robots	$430 - $435 million
Defense & Security Robots	$45 - $55 million

Q1 2013:
Revenue	$98 - $102 million
Earnings Per Share	$0.00 - $0.07
Adjusted EBITDA	$4 - $6 million

Fourth-Quarter and Full-Year Conference Call

iRobot will host a conference call tomorrow at 8:30 a.m. ET to discuss its financial results for the fourth fiscal quarter and full year 2012, business outlook, and outlook for 2013 financial performance. Pertinent details include:

Date:	Thursday, February 7, 2013
Time:	8:30 a.m. ET
Call-In Number:	847-619-6818
Passcode:	34160560

A live, audio broadcast of the conference call will also be available at http://investor.irobot.com/phoenix.zhtml?c=193096&p=irol-eventDetails&EventId=4897481. An archived version of the broadcast will be available on the same website shortly after the conclusion of the live event. A replay of the telephone conference call will be available through February 14, and can be accessed by dialing 630-652-3000, passcode 34160560#.

About iRobot Corp.

iRobot designs and builds robots that make a difference. The company’s home robots help people find smarter ways to clean, and its defense & security robots protect those in harm’s way. iRobot’s consumer and military robots feature iRobot Aware® robot intelligence systems, proprietary technology incorporating advanced concepts in navigation, mobility, manipulation and artificial intelligence. For more information about iRobot, please visit www.irobot.com.

iRobot Corporation

8 Crosby Drive, Bedford, MA 01730-1402 • 781.430.3000 • Fax 781.430.3001 • www.irobot.com

For iRobot Investors

Certain statements made in this press release that are not based on historical information are forward-looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This press release contains express or implied forward-looking statements relating to, among other things, iRobot Corp.’s expectations regarding future financial performance, operating performance and growth, demand for our robots, anticipated growth of our Home Robots business and anticipated increase of Home Robots revenue as a percentage of total revenue, anticipated revenue, earnings per share and Adjusted EBITDA for fiscal year 2013 and the first quarter ending March 30, 2013, and anticipated business unit revenue for the fiscal year 2013. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things: our ability to operate in an emerging market, the financial strength of our customers and retailers, general economic conditions, our dependence on the U.S. federal government and government contracts, the timing of government contracts and orders, market acceptance of our products, changes in government policies or spending priorities, and competition. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. iRobot Corp. undertakes no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise. For additional disclosure regarding these and other risks faced by iRobot Corp., see the disclosure contained in our public filings with the Securities and Exchange Commission.

This press release includes Adjusted EBITDA, Adjusted net income (loss) and Adjusted net income (loss) per share, each of which is a non-GAAP financial measure as defined by SEC Regulation G. We define Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, merger and acquisition expenses, net intellectual property litigation expenses, restructuring expenses, and non-cash stock compensation. We define Adjusted net income (loss) and Adjusted net income (loss) per share as net income (loss) and net income (loss) per share, respectively, excluding the impact of a one-time tax benefit. Reconciliations between net income (loss) and Adjusted EBITDA, net income (loss) and Adjusted net income (loss), and net income (loss) per share and Adjusted net income (loss) per share are provided in the financial tables at the end of this press release.

iRobot Corporation

8 Crosby Drive, Bedford, MA 01730-1402 • 781.430.3000 • Fax 781.430.3001 • www.irobot.com

iRobot Corporation

Consolidated Statement of Income

(in thousands, except per share amounts)

(unaudited)

	For the three months ended		For the twelve months ended
	December 29,	December 31,	December 29,	December 31,
	2012	2011	2012	2011
Revenue
Product revenue	$97,874	$122,425	$418,550	$426,525
Contract revenue	2,820	8,343	17,694	38,975

Total	100,694	130,768	436,244	465,500

Cost of Revenue
Product revenue	55,667	69,210	239,745	246,905
Contract revenue	3,673	5,473	16,783	26,477

Total	59,340	74,683	256,528	273,382

Gross Margin	41,354	56,085	179,716	192,118
Operating Expense
Research & development	10,418	10,675	37,215	36,498
Selling & marketing	26,503	18,243	71,631	58,544
General & administrative	13,308	12,094	45,698	43,753

Total	50,229	41,012	154,544	138,795

Operating income (loss)	(8,875)	15,073	25,172	53,323
Other income (expense), net	(42)	(40)	435	218

Pre-tax income (loss)	(8,917)	15,033	25,607	53,541
Income tax expense (benefit)	(2,979)	4,395	8,310	13,350

Net income (loss)	$(5,938)	$10,638	$17,297	$40,191

Net income (loss) per common share:
Basic	$(0.21)	$0.39	$0.63	$1.50
Diluted	$(0.21)	$0.38	$0.61	$1.44

Shares used in per common share calculations:
Basic	27,802	27,119	27,577	26,712
Diluted	27,802	28,147	28,301	27,924

Stock-based compensation included in above figures:
Cost of product revenue	$295	$281	$1,187	$1,197
Cost of contract revenue	90	113	410	478
Research & development	422	262	1,195	743
Selling & marketing	234	211	808	724
General & administrative	1,919	1,531	7,383	5,642

Total	$2,960	$2,398	$10,983	$8,784

iRobot Corporation

8 Crosby Drive, Bedford, MA 01730-1402 • 781.430.3000 • Fax 781.430.3001 • www.irobot.com

iRobot Corporation

Condensed Consolidated Balance Sheet

(unaudited, in thousands)

	December 29,	December 31,
	2012	2011
Assets

Cash and equivalents	$126,770	$166,308
Short term investments	12,430	17,811
Accounts receivable, net	29,413	43,338
Unbilled revenues	1,196	2,362
Inventory	36,965	31,089
Deferred tax assets	19,266	15,344
Other current assets	11,518	7,928

Total current assets	237,558	284,180
Property, plant and equipment, net	24,953	29,029
Deferred tax assets	8,610	6,127
Goodwill	48,951	7,910
Intangible assets, net	28,224	2,467
Other assets	8,500	2,500

Total assets	$356,796	$332,213

Liabilities and stockholders’ equity

Accounts payable	$42,515	$48,406
Accrued expenses	16,527	17,188
Accrued compensation	11,864	17,879
Deferred revenue and customer advances	6,257	1,527

Total current liabilities	77,163	85,000

Long term liabilities	3,816	4,255

Stockholders’ equity	275,817	242,958

Total liabilities and stockholders’ equity	$356,796	$332,213

iRobot Corporation

8 Crosby Drive, Bedford, MA 01730-1402 • 781.430.3000 • Fax 781.430.3001 • www.irobot.com

iRobot Corporation

Consolidated Statement of Cash Flows

(unaudited, in thousands)

	For the three months ended		For the twelve months ended
	December 29,	December 31,	December 29,	December 31,
	2012	2011	2012	2011
Cash flows from operating activities:
Net income (loss)	$(5,938)	$10,638	$17,297	$40,191
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	3,491	3,075	11,672	10,312
Loss on disposal of property and equipment	554	123	1,332	599
Stock-based compensation	2,960	2,398	10,983	8,784
Deferred income taxes, net	(908)	(295)	(3,763)	6,154
Tax benefit of excess stock based compensation deductions	16	(915)	(1,445)	(6,917)
Non-cash director deferred compensation	23	36	87	162
Changes in operating assets and liabilities — (use) source
Accounts receivable	25,601	(1,938)	15,560	(9,282)
Unbilled revenue	497	5,537	1,166	1,650
Inventory	696	900	(807)	(3,929)
Other assets	(6,158)	4,729	(2,892)	(1,843)
Accounts payable	1,405	7,884	(8,684)	9,717
Accrued expenses	(2,252)	1,951	(656)	1,421
Accrued compensation	2,736	2,834	(6,106)	52
Deferred revenue	4,139	(831)	4,730	(2,007)
Change in long term liabilities	(298)	528	(613)	671

Net cash provided by operating activities	26,564	36,654	37,861	55,735

Cash flows from investing activities:
Purchase of property and equipment	(2,703)	(2,654)	(6,770)	(13,011)
Change in other assets	—	—	(6,000)	—
Purchase of Evolution net of cash received	(74,530)	—	(74,530)	—
Purchases of investments	—	(4,189)	(5,086)	(9,189)
Sales of investments	7,500	—	10,000	5,000

Net cash used in investing activities	(69,733)	(6,843)	(82,386)	(17,200)

Cash flows from financing activities:
Proceeds from stock option exercises	304	4,003	4,326	13,401
Income tax withholding payment associated with restricted stock vesting	(7)	(83)	(784)	(928)
Tax benefit of excess stock based compensation deductions	(16)	915	1,445	6,917

Net cash provided by financing activities	281	4,835	4,987	19,390

Net increase (decrease) in cash and cash equivalents	(42,888)	34,646	(39,538)	57,925
Cash and cash equivalents, at beginning of period	169,658	131,662	166,308	108,383

Cash and cash equivalents, at end of period	$126,770	$166,308	$126,770	$166,308

iRobot Corporation

8 Crosby Drive, Bedford, MA 01730-1402 • 781.430.3000 • Fax 781.430.3001 • www.irobot.com

iRobot Corporation

Supplemental Information

(unaudited)

	For the three months ended		For the twelve months ended
	December 29,	December 31,	December 29,	December 31,
	2012	2011	2012	2011

Revenue: *
Home Robots	$82,918	$74,435	$356,805	$278,551

Domestic	$31,820	$24,371	$117,689	$82,787
International	$51,098	$50,064	$239,116	$195,764

Defense & Security	$17,776	$56,333	$79,439	$186,949

Domestic	$15,364	$51,458	$68,635	$170,968
International	$2,412	$4,875	$10,804	$15,981

Product	$14,956	$47,990	$61,745	$147,974
Contract	$2,820	$8,343	$17,694	$38,975

Product Life Cycle	$12,648	$10,974	$37,433	$42,579

Gross Margin Percent:
Home Robots	49.6%	45.8%	49.5%	45.2%
Defense & Security	1.1%	39.0%	4.0%	35.5%
Total Company	41.1%	42.9%	41.2%	41.3%

Units shipped:
Home Robots *	387	358	1,621	1,371
Defense & Security	34	273	289	773

Average gross selling prices for robot units:
Home Robots	$227	$218	$222	$207
Defense & Security *	$68	$132	$84	$136

Defense & Security Funded Product Backlog *	$11,356	$7,600	$11,356	$7,600

Days sales outstanding	28	32	28	32

Days in inventory	61	41	61	41

Headcount	534	619	534	619

*	in thousands

iRobot Corporation

8 Crosby Drive, Bedford, MA 01730-1402 • 781.430.3000 • Fax 781.430.3001 • www.irobot.com

iRobot Corporation

Adjusted EBITDA Reconciliation to GAAP

(unaudited, in thousands)

	For the three months ended		For the twelve months ended
	December 29,	December 31,	December 29,	December 31,
	2012	2011	2012	2011

Net income (loss)	$(5,938)	$10,638	$17,297	$40,191

Interest income, net	(201)	(212)	(1,016)	(967)
Income tax expense (benefit)	(2,979)	4,395	8,310	13,350
Depreciation	2,418	2,387	9,898	9,002
Amortization	1,073	688	1,774	1,310

EBITDA	(5,627)	17,896	36,263	62,886

Stock-based compensation expense	2,960	2,398	10,983	8,784
Merger and acquisition expense	717	11	1,404	41
Net intellectual property litigation expense	26	116	155	287
Restructuring expense	2,905	914	3,679	1,015

Adjusted EBITDA	$981	$21,335	$52,484	$73,013

Use of Non-GAAP Financial Measures

In evaluating its business, iRobot considers and uses Adjusted EBITDA as a supplemental measure of its operating performance. The Company defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, merger and acquisition expenses, net intellectual property litigation expenses, restructuring expenses and non-cash stock compensation. The Company also presents Adjusted EBITDA because it believes it is frequently used by securities analysts, investors and other interested parties as a measure of financial performance.

The term Adjusted EBITDA is not defined under U.S. generally accepted accounting principles, or U.S. GAAP, and is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP. Adjusted EBITDA has limitations as an analytical tool, and when assessing the Company’s operating performance, investors should not consider Adjusted EBITDA in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with U.S. GAAP. Among other things, Adjusted EBITDA does not reflect the Company’s actual cash expenditures. Other companies may calculate similar measures differently than iRobot, limiting their usefulness as comparative tools. iRobot compensates for these limitations by relying primarily on its GAAP results and using Adjusted EBITDA only supplementally.

iRobot Corporation

8 Crosby Drive, Bedford, MA 01730-1402 • 781.430.3000 • Fax 781.430.3001 • www.irobot.com

iRobot Corporation

Adjusted Net Income and Earnings Per Share Reconciliations to GAAP

(in thousands, except per share amounts)

(unaudited)

	For the three months ended		For the twelve months ended
	December 29,	December 31,	December 29,	December 31,
	2012	2011	2012	2011

GAAP net income (loss)	$(5,938)	$10,638	$17,297	$40,191

Less one-time net income tax benefit associated with Section 199 deductions and R&D tax credit true-ups	—	—	—	(3,455)

Adjusted net income (loss)	$(5,938)	$10,638	$17,297	$36,736

GAAP net income (loss) per common share:
Basic	$(0.21)	$0.39	$0.63	$1.50
Diluted	$(0.21)	$0.38	$0.61	$1.44

Less one-time net income tax benefit associated with Section 199 deductions and R&D tax credit true-ups:
Basic	$—	$—	$—	$(0.12)
Diluted	$—	$—	$—	$(0.12)

Adjusted net income (loss) per common share:
Basic	$(0.21)	$0.39	$0.63	$1.38
Diluted	$(0.21)	$0.38	$0.61	$1.32

Shares used in Per Common Share Calculations:
Basic	27,802	27,119	27,577	26,712
Diluted	27,802	28,147	28,301	27,924

In evaluating its business, iRobot also considers and uses Adjusted net income and Adjusted net income per common share as supplemental measures of its operating performance. The Company defines Adjusted net income and Adjusted net income per share as net income and net income per share, respectively, excluding the impact of a one-time tax benefit.

The terms Adjusted net income and Adjusted net income per common share are not defined under U.S. generally accepted accounting principles, or U.S. GAAP, and is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP. When assessing the Company’s operating performance, investors should not consider Adjusted net income, Adjusted net income per common share or both in isolation, or as a substitute for net income, net income per common share or other consolidated income statement data prepared in accordance with U.S. GAAP.

iRobot Corporation

8 Crosby Drive, Bedford, MA 01730-1402 • 781.430.3000 • Fax 781.430.3001 • www.irobot.com